UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2010

FIRST MERCURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

29110 Inkster Road Suite 100 Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (800) 762-6837

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

A putative class action lawsuit relating to the proposed merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of October 28, 2010 (the “Merger Agreement”), among Fairfax Financial Holdings Limited (“Fairfax”), Fairfax Investments III USA Corp. and First Mercury Financial Corporation (the “Company”) has been filed in the United States District Court Eastern District of Michigan Southern Division.  The name of the lawsuit is Sanjay Israni, on behalf of himself and all others similarly situated verses First Mercury Financial Corp., Richard H. Smith, Jerome M. Shaw, George R. Boyer, Thomas B. Kearney, Louis J. Manetti, Bradley J. Pickard, Hollis W. Rademacher, Steven A. Shapiro, William C. Tyler and Fairfax Financial Holdings Limited (Case 2:10-cv-14482-GCS-MAR). The complaint, which purports to be brought as class action on behalf of all of the Company's stockholders, excluding the defendants and their affiliates, alleges that the consideration that stockholders will receive in connection with the Merger is inadequate and that the Company's directors breached their fiduciary duties to stockholders in negotiating and approving the Merger Agreement.  The complaint further alleges that the Company and Fairfax aided and abetted the alleged breaches by the Company's directors.  The complaint seeks various forms of relief, including injunctive relief that would, if granted, prevent the merger from being consummated in accordance with the agreed-upon terms.  The defendants believe that the complaints are without merit and intend to defend the actions vigorously.

A copy of the complaint relating to the class action lawsuit is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements if accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed.  Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of the Company, are intended to identify forward-looking statements.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company.  Such forward-looking statements are not guarantees of future events.  Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the stockholders of the Company may not adopt the Merger Agreement; (2) the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; (3) the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; (4) the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period, or the risk that the businesses will not be integrated successfully; (5) the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; (6) developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; or (7) the “risk factors” and other factors referred to in the Company’s reports filed with or furnished to the SEC.  There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect future events.  Stockholders are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of the Company, Parent or Merger Sub.  Forward-looking statements speak only as of the date the statement was made.  Neither the Company, Parent nor Merger Sub undertakes any obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available), at the SEC's Web site at www.sec.gov or in the Investor Relations section of the Company’s Web site at www.firstmercury.com.  The proxy statement and such other documents may also be obtained, when available, for free from the Company by directing such request to First Mercury Financial Corporation, 29110 Inkster Road, Suite 100, Southfield, Michigan 48034, Attn: Corporate Financial Reporting, telephone: (800) 762-6837.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the interests of those persons is set forth in the Company’s proxy statement relating to the 2009 annual stockholder meeting and annual report on Form 10-K for the fiscal year ended December 31, 2009, both filed with the SEC, and will also be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1
Copy of the complaint entitled Sanjay Israni, on behalf of himself and all others similarly situated verses First Mercury Financial Corp., Richard H. Smith, Jerome M. Shaw, George R. Boyer, Thomas B. Kearney, Louis J. Manetti, Bradley J. Pickard, Hollis W. Rademacher, Steven A. Shapiro, William C. Tyler and Fairfax Financial Holdings Limited (Case 2:10-cv-14482-GCS-MAR) filed on November 9, 2010 in the United States District Court Eastern District of Michigan Southern Division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION

DATE: November 12, 2010	BY	/s/ Richard H. Smith
Richard H. Smith
Chairman, President and Chief Executive Officer